UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

       Date  of  Report  (Date  of  earliest  event  reported):  June  1,  2005


                          XTREME  COMPANIES,  INC.
                          -----------------------
             (Exact  name  of  Registrant  as  specified  in  its  charter)


      Nevada                      000-30914                88-0394012
-------------------------  ------------------------       -----------
   (State  or             (Commission  File  Number)      (IRS  Employer
   jurisdiction                                          Identification  No.)
  of  incorporation
  or  organization)


              300  Westlink  Dr,  Washington,  MO                   36090
           -----------------------------------------              --------
            (Address  of  principal  executive  offices)         (Zip  Code)



       Registrant's  telephone  number,  including  area  code:  (636)  390-9000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On June 1, 2005, our Board of Directors dismissed Michael Johnson & Co., LLC as our principal accountant. The Board had appointed Michael Johnson & Co., LLC on January 15, 2004.

On the same date, the Board of Directors appointed the firm Jaspers + Hall, PC to serve as our independent public accountants for the fiscal year ending
December 31, 2005. The decision to change accountants was recommended and approved by the Board of Directors.

From January 15, 2004 through the date hereof, there were no disagreements with Michael Johnson & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Michael Johnson & Co.'s satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on our consolidated financial statements for such year.

Michael Johnson & Co.'s report on our consolidated financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about our ability to continue as a going concern.


We provided Michael Johnson & Co. with a copy of the foregoing disclosures. On September 15, 2005, we received the letter filed as Exhibit 16.1.

During the year ended December 31, 2004 and through the date hereof, we did not consult with Jaspers + Hall, PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

16.1     Letter  from  Michael  Johnson  &  Co.,  LLC dated September 15, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Xtreme  Companies,  Inc.
                                              ----------------------
                                              (Registrant)
Date    September  15,  2005

                                              /s/  Kevin  Ryan
                                              ----------------
                                              (Signature)
                                Print  Name:  Kevin  Ryan
                                Title:  Chief  Executive  Officer  and  Director